                                                                    EXHIBIT 99.2



                                LETTER OF TRANSMITTAL
                                         FOR
                              TENDER OF ALL OUTSTANDING
                   12-1/2% GUARANTEED SENIOR SECURED NOTES DUE 2004
                                   IN EXCHANGE FOR
               12-1/2% GUARANTEED SENIOR SECURED EXCHANGE NOTES DUE 2004
                                          OF
                               WINSTAR EQUIPMENT CORP.


                     THE EXCHANGE OFFER WILL EXPIRE AT 5:00 P.M.,
           NEW YORK CITY TIME, ON _________, 1997 (THE "EXPIRATION DATE"),
                      UNLESS EXTENDED BY WINSTAR EQUIPMENT CORP.

                                   EXCHANGE AGENT:

                       UNITED STATES TRUST COMPANY OF NEW YORK





BY MAIL:                  BY OVERNIGHT COURIER:    BY HAND:                        BY FACSIMILE:

United States Trust       United States Trust      United States Trust
  Company of New York      Company of New York      Company of New York            Fax No. (212) 420-6152
P.O. Box 844              770 Broadway, 7th Floor  111 Broadway, Lower Level       (For Eligible Institutions Only)
Cooper Station            New York, NY  10003      New York, NY  10006             CONFIRM BY TELEPHONE:
New York, NY  10276-0844  Attn:  Corporate Trust   Attn: Corporate TrustServices   Telephone no. (800) 548-6565
(registered or            Operations Department
 certified mail
 recommended)


          DELIVERY OF THIS LETTER OF TRANSMITTAL TO AN ADDRESS OTHER THAN AS SET FORTH ABOVE OR TRANSMISSION OF INSTRUCTIONS VIA A FACSIMILE TRANSMISSION TO A NUMBER OTHER THAN AS SET FORTH ABOVE WILL NOT CONSTITUTE A VALID DELIVERY.

         The undersigned acknowledges receipt of the Prospectus dated _________, 1997 (the "Prospectus") of WinStar Equipment Corp. ("Company") which, together with this Letter of Transmittal (the "Letter of Transmittal"), constitute the Company's offer (the "Exchange Offer") to exchange a new series of 12-1/2% Guaranteed Senior Secured Exchange Notes Due 2004 (the "New Equipment Notes") of the Company for all outstanding 12-1/2% Guaranteed Senior Secured Notes Due 2004 (the "Old Equipment Notes") of the Company. The terms of the New Equipment Notes are identical to the terms of the Old Equipment Notes for which they may be exchanged pursuant to the Exchange Offer, except that the New Equipment Notes will have been registered under the Securities Act of 1933, as amended, and, therefore, will not bear legends restricting the transfer thereof. WinStar Communications, Inc., the Company's parent corporation, which has guaranteed the Old Equipment Notes on a senior basis, has agreed to guarantee the New Equipment Notes on a senior basis.

          The undersigned has checked the appropriate boxes below and signed this Letter of Transmittal to indicate the action the undersigned desires to take with respect to the Exchange Offer.

          PLEASE READ THE ENTIRE LETTER OF TRANSMITTAL AND THE PROSPECTUS CAREFULLY BEFORE CHECKING ANY BOX BELOW.

          THE INSTRUCTIONS INCLUDED WITH THIS LETTER OF TRANSMITTAL MUST BE FOLLOWED. QUESTIONS AND REQUESTS FOR ASSISTANCE OR FOR ADDITIONAL COPIES OF THE PROSPECTUS AND THIS LETTER OF TRANSMITTAL MAY BE DIRECTED TO THE EXCHANGE AGENT.

          List below the Old Equipment Notes to which this Letter of Transmittal relates. If the space provided below is inadequate, the Certificate Numbers and Principal Amounts should be listed on a separate signed schedule affixed hereto.


================================================================================================
                  DESCRIPTION OF OLD SENIOR NOTES TENDERED HEREWITH
================================================================================================
Name(s) and address(es) of      Registered Holder(s)     Aggregate           Principal Amount
(Please fill in)                Certificate              Principal Amount    Tendered*
Number(s)                                                Represented by
                                                         Notes



    Total
================================================================================================
*   Unless otherwise indicated, the holder will be deemed to have tendered the full aggregate principal amount represented by Old Senior Notes. See
    Instruction 2.
================================================================================================

          This Letter of Transmittal is to be used if certificates for Old Equipment Notes are to be forwarded herewith.

          Unless the context requires otherwise, the term "Holder" for purposes of this Letter of Transmittal means any person in whose name Old Equipment Notes are registered or any other person who has obtained a properly completed bond power from the registered holder.

          Holders whose Old Equipment Notes are not immediately available or who cannot deliver their Old Equipment Notes and all other documents required hereby to the Exchange Agent on or prior to the Expiration Date may tender their Old Equipment Notes according to the guaranteed delivery procedure set forth in the Prospectus under the caption "The Exchange Offer--Procedures for Tendering."

/ / CHECK HERE IF TENDERED OLD EQUIPMENT NOTES ARE BEING DELIVERED PURSUANT TO A NOTICE OF GUARANTEED DELIVERY AND COMPLETE THE FOLLOWING:

     Name of Registered Holder(s):

     Name of Eligible Institution that Guaranteed Delivery:

/ / CHECK HERE IF YOU ARE A BROKER-DEALER AND WISH TO RECEIVE 10 ADDITIONAL COPIES OF THE PROSPECTUS AND 10 COPIES OF ANY AMENDMENTS OR SUPPLEMENTS THERETO.



    Name:
         ------------------------------------------------------------------

    Address:
             --------------------------------------------------------------

                 PLEASE READ THE ACCOMPANYING INSTRUCTIONS CAREFULLY

Ladies and Gentlemen:

          Upon the terms and subject to the conditions of the Exchange Offer, the undersigned hereby tenders to the Company the above-described principal amount of Old Equipment Notes. Subject to, and effective upon, the acceptance for exchange of the Old Equipment Notes tendered herewith, the undersigned hereby exchanges, assigns and transfers to, or upon the order of, the Company all right, title and interest in and to such Old Equipment Notes. The undersigned hereby irrevocably constitutes and appoints the Exchange Agent as the true and lawful agent and attorney-in-fact of the undersigned (with full knowledge that said Exchange Agent acts as the agent of the undersigned in connection with the Exchange Offer) to cause the Old Equipment Notes to be assigned, transferred and exchanged. The undersigned represents and warrants that it has full power and authority to tender, exchange, assign and transfer the Old Equipment Notes and to acquire New Equipment Notes issuable upon the exchange of such tendered Old Equipment Notes, and that, when the same are accepted for exchange, the Company will acquire good and unencumbered title to the tendered Old Equipment Notes, free and clear of all liens, restrictions, charges and encumbrances and not subject to any adverse claim. The undersigned also warrants that it will, upon request, execute and deliver any additional documents deemed by the Exchange Agent or the Company to be necessary or desirable to complete the exchange, assignment and transfer of tendered Old Equipment Notes.

          The Exchange Offer is subject to certain conditions as set forth in the Prospectus under the caption "Exchange Offer--Conditions to the Exchange Offer". The undersigned recognizes that as a result of these conditions (which may be waived, in whole or in part, by the Company) as more particularly set forth in the Prospectus, the Company may not be required to exchange any of the Old Equipment Notes tendered hereby and, in such event, the Old Equipment Notes not exchanged will be returned to the undersigned at the address shown below the signature of the undersigned.

          By tendering, each Holder of Old Equipment Notes represents to the Company that (i) the New Equipment Notes acquired pursuant to the Exchange Offer are being obtained in the ordinary course of business of the person receiving such New Equipment Notes, whether or not such person is such Holder, (ii) neither the Holder of Old Equipment Notes nor any such other person has an arrangement or understanding with any person to participate in the distribution of such New Notes, (iii) if the Holder is not a broker-dealer or is a broker-dealer but will not receive New Equipment Notes for its own account in exchange for Old Equipment Notes, neither the Holder nor any such other person is engaged in or intends to participate in a distribution of the New Equipment Notes and (iv) neither the Holder nor any such other person is an "affiliate" of the Company within the meaning of Rule 405 under the Securities Act of 1933, as amended (the "Securities Act"), or, if such Holder is such an "affiliate", that such Holder will comply with the registration and prospectus delivery requirements of the Securities Act to the extent applicable. If the tendering Holder is a broker-dealer (whether or not it is also an "affiliate" of the Company within the meaning of Rule 405 under the Securities Act) that will receive New Equipment Notes
                                          4
for its own account in exchange for Old Equipment Notes, it represents that the Old Equipment Notes to be exchanged for the New Equipment Notes were acquired by it as a result of market-making activities or other trading activities, and acknowledges that it will deliver a prospectus meeting the requirements of the Securities Act in connection with any resale of such New Equipment Notes. By acknowledging that it will deliver and by delivering a prospectus meeting the requirements of the Securities Act in connection with any resale of such New Equipment Notes, the undersigned is not deemed to admit that it is an "underwriter" within the meaning of the Securities Act.

          All authority herein conferred or agreed to be conferred shall survive the death, bankruptcy or incapacity of the undersigned and every obligation of the undersigned hereunder shall be binding upon the heirs, personal representatives, successors and assigns of the undersigned. Tendered Old Equipment Notes may be withdrawn at any time prior to 5:00 p.m., New York City Time on the Expiration Date.


          Certificates for all New Equipment Notes delivered in exchange for tendered Old Equipment Notes and any Old Equipment Notes delivered herewith but not exchanged, in each case registered in the name of the undersigned, shall be delivered to the undersigned at the address shown below the signature of the undersigned.
                                          5

                            TENDERING HOLDER(S) SIGN HERE


---------------------------------------------------------------------------

---------------------------------------------------------------------------
                              Signature(s) of Holder(s)


Dated:         , 1997

(Must be signed by registered Holder(s) exactly as name(s) appear(s) on certificate(s) for Old Notes or by any person(s) authorized to become registered Holder(s) by endorsements and documents transmitted herewith. If signature by a trustee, executor, administrator, guardian, attorney-in-fact, officer of a corporation or other person acting in a fiduciary or representative capacity, please set forth the full title of such person.) See Instruction 3.

Name(s):
        --------------------------------------------------------------------

----------------------------------------------------------------------------
                                    (Please Print)

Capacity (full title):
                      ------------------------------------------------------
Address:
          ------------------------------------------------------------------
                                 (Including Zip Code)

Area Code and Telephone No.:
                              ----------------------------------------------

---------------------------------------------------------------------------
                                Tax Identification No.

                              GUARANTEE OF SIGNATURE(S)
                          (IF REQUIRED -- SEE INSTRUCTION 3)


Authorized Signature:
                         -----------------------------------------------
Name:
     -------------------------------------------------------------------
Title:
      ------------------------------------------------------------------
Address:
          --------------------------------------------------------------
Name of Firm:
               ---------------------------------------------------------
Area Code and Telephone No.:
                              ------------------------------------------
Dated:                   , 1997
      ----------------

                                     INSTRUCTIONS

                       FORMING PART OF THE TERMS AND CONDITIONS
                                OF THE EXCHANGE OFFER

          1. DELIVERY OF THIS LETTER OF TRANSMITTAL AND CERTIFICATES. Certificates for all physically delivered Old Equipment Notes, as well as a properly completed and duly executed copy of this Letter of Transmittal or facsimile thereof, and any other documents required by this Letter of Transmittal, must be received by the Exchange Agent at any of its addresses set forth herein on or prior to the Expiration Date.

          THE METHOD OF DELIVERY OF THIS LETTER OF TRANSMITTAL, THE OLD EQUIPMENT NOTES AND ANY OTHER REQUIRED DOCUMENTS IS AT THE ELECTION AND RISK OF THE HOLDER AND, EXCEPT AS OTHERWISE PROVIDED BELOW, THE DELIVERY WILL BE DEEMED MADE ONLY WHEN ACTUALLY RECEIVED BY THE EXCHANGE AGENT. INSTEAD OF DELIVERY BY MAIL, IT IS RECOMMENDED THAT HOLDERS USE AN OVERNIGHT OR HAND DELIVERY SERVICE.

          Holders whose Old Equipment Notes are not immediately available or who cannot deliver their Old Equipment Notes and all other required documents to the Exchange Agent on or prior to the Expiration Date may tender their Old Equipment Notes pursuant to the guaranteed delivery procedure set forth in the Prospectus under "Exchange Offer--Procedures for Tendering." Pursuant to such procedure:
(i) such tender must be made by or through an Eligible Institution (as defined in the Prospectus); (ii) on or prior to the Expiration Date, the Exchange Agent must have received from such Eligible Institution a letter, telegram or facsimile transmission setting forth the name and address of the tendering Holder, the names in which such Old Equipment Notes are registered, and, if possible, the certificate numbers of the Old Equipment Notes to be tendered; and
(iii) all tendered Old Equipment Notes as well as this Letter of Transmittal and all other documents required by this Letter of Transmittal must be received by the Exchange Agent within three New York Stock Exchange trading days after the date of execution of such letter, telex, telegram or facsimile transmission, all as provided in the Prospectus under the caption "Exchange Offer--Procedures for Tendering".

          No alternative, conditional, irregular or contingent tenders will be accepted. All tendering Holders, by execution of this Letter of Transmittal (or facsimile thereof), shall waive any right to receive notice of the acceptance of the Old Equipment Notes for exchange.

          2. PARTIAL TENDERS; WITHDRAWALS. Tenders of Old Equipment Notes will be accepted in denominations of $1,000 and integral multiples in excess thereof. If less than the entire principal amount of Old Equipment Notes evidenced by a submitted certificate is tendered, the tendering Holder must fill in the principal amount tendered in the box entitled "Principal Amount Tendered." A newly issued certificate for the principal amount of Old Equipment Notes submitted but not tendered will be sent to such Holder as soon as practicable after the Expiration Date. All Old Equipment Notes delivered to the Exchange Agent will be deemed to have been tendered unless otherwise indicated.

          Tenders of Old Equipment Notes pursuant to the Exchange Offer are irrevocable, except that Old Equipment Notes tendered pursuant to the Exchange Offer may be withdrawn at any time prior to 5:00 p.m., New York City time, on the Expiration Date. To be effective, a written, telegraphic, telex or facsimile transmission notice of withdrawal must be timely received by the Exchange Agent. Any such notice of withdrawal must specify the person named in the Letter of Transmittal as having tendered Old Equipment Notes to be withdrawn, the certificate numbers and designation of the Old Equipment Notes to be withdrawn, the principal amount of Old Equipment Notes delivered for exchange, a statement that such a Holder is withdrawing its election to have such Old Equipment Notes exchanged, and the name of the registered Holder of such Old Equipment Notes, and must be signed by the Holder in the same manner as the original signature on the Letter of Transmittal (including any required signature guarantees) or be accompanied by evidence satisfactory to the Company that the person withdrawing the tender has succeeded to the beneficial ownership of the Old Equipment Notes being withdrawn. The Exchange Agent will return the properly withdrawn Old Equipment Notes promptly following receipt of notice of withdrawal.

          3. SIGNATURE ON THIS LETTER OF TRANSMITTAL; WRITTEN INSTRUMENTS AND ENDORSEMENTS; GUARANTEE OF SIGNATURES. If this Letter of Transmittal is signed by the registered Holder(s) of the Old Equipment Notes tendered hereby, the signature must correspond with the name(s) as written on the face of certificates without alteration, enlargement or any change whatsoever.

          If any of the Old Equipment Notes tendered hereby are owned of record by two or more joint owners, all such owners must sign this Letter of Transmittal.

          If a number of Old Equipment Notes registered in different names are tendered, it will be necessary to complete, sign and submit as many separate copies of this Letter of Transmittal as there are different registrations of Old Equipment Notes.

          When this Letter of Transmittal is signed by the registered Holder or Holders of Old Equipment Notes listed and tendered hereby, no endorsements of certificates or separate written instruments of transfer or exchange are required.

          If this Letter of Transmittal is signed by a person other than the registered Holder or Holders of the Old Equipment Notes listed, such Old Equipment Notes must be endorsed or accompanied by separate written instruments of transfer or exchange in form satisfactory to the Company and duly executed by the registered Holder or Holders, in either case signed exactly as the name or names of the registered Holder or Holders appear(s) on the Old Equipment Notes.

          If this Letter of Transmittal, any certificates or separate written instruments of transfer or exchange are signed by trustees, executors, administrators, guardians, attorneys-in-fact, officers of corporations or others acting in a fiduciary or representative capacity, such persons should so indicate when signing, and, unless waived by the Company, proper evidence satisfactory to the Company of their authority so to act must be submitted.

          Endorsements on certificates or signatures on separate written instruments of transfer or exchange required by this Instruction 3 must be guaranteed by an Eligible Institution.

          Signatures on this Letter of Transmittal need not be guaranteed by an Eligible Institution, provided the Old Equipment Notes are tendered: (i) by a registered Holder of such Old Equipment Notes; or (ii) for the account of any Eligible Institution.

          4. TRANSFER TAXES. The Company shall pay all transfer taxes, if any, applicable to the exchange of Old Equipment Notes pursuant to the Exchange Offer. If, however, certificates representing New Equipment Notes, or Old Equipment Notes for principal amounts not tendered or accepted for exchange, are to be delivered to, or are to be issued in the name of, any person other than the registered Holder of the Old Equipment Notes tendered hereby, or if a transfer tax is imposed for any reason other than the exchange of Old Equipment Notes pursuant to the Exchange Offer, then the amount of any such transfer taxes (whether imposed on the registered Holder or any other person) will be payable by the tendering Holder. If satisfactory evidence of payment of such taxes or exemption therefrom is not submitted herewith, the amount of such transfer taxes will be billed directly to such tendering Holder.

          Except as provided in this Instruction 4, it will not be necessary for transfer tax stamps to be affixed to the Old Equipment Notes listed in this Letter of Transmittal.

          5. WAIVER OF CONDITIONS. The Company reserves the absolute right to waive, in whole or in part, any of the conditions to the Exchange Offer set forth in the Prospectus.

          6.   MUTILATED, LOST, STOLEN OR DESTROYED NOTES.  Any Holder whose Old

Notes have been mutilated, lost, stolen or destroyed should contact the Exchange Agent at the address indicated above for further instructions.

          7. REQUESTS FOR ASSISTANCE OR ADDITIONAL COPIES. Questions relating to the procedure for tendering, as well as requests for additional copies of the Prospectus and this Letter of Transmittal, may be directed to the Exchange Agent at the address and telephone number set forth above. In addition, all questions relating to the Exchange Offer, as well as requests for assistance or additional copies of the Prospectus and this Letter of Transmittal, may be directed to the Exchange Agent at the address specified in the Prospectus.

          8. IRREGULARITIES. All questions as to the validity, form, eligibility (including time of receipt), and acceptance of Letters of Transmittal or Old Equipment Notes will be resolved by the Company, whose determination will be final and binding. The Company reserves the absolute right to reject any or all Letters of Transmittal or tenders that are not in proper form or the acceptance of which would, in the opinion of the Company's counsel, be unlawful. The Company also reserves the right to waive any irregularities or conditions of tender as to the particular Old Equipment Notes covered by any Letter of Transmittal or tendered pursuant to such Letter of Transmittal. None of the Company, the Exchange Agent or any other person will be under any duty to give notification of any defects or irregularities in tenders or incur any liability for failure to give any such notification. The Company's interpretation of the terms and conditions of the Exchange Offer shall be final and binding.

          9. DEFINITIONS. Capitalized terms used in this Letter of Transmittal and not otherwise defined have the meanings given in the Prospectus.


          IMPORTANT: THIS LETTER OF TRANSMITTAL OR A FACSIMILE THEREOF (TOGETHER WITH CERTIFICATES FOR OLD EQUIPMENT NOTES AND ALL OTHER REQUIRED DOCUMENTS) OR A NOTICE OF GUARANTEED DELIVERY MUST BE RECEIVED BY THE EXCHANGE AGENT ON OR PRIOR TO THE EXPIRATION DATE.